                                   EXHIBIT 21
                              LIST OF SUBSIDIARIES


                                                                          STATE OR
                                                                           OTHER
                                                                      JURISDICTION OF
                                                                       INCORPORATION/
NAME                                                                     FORMATION         D/B/A
----                                                                  ----------------     -----
PAXSON COMMUNICATIONS MANAGEMENT COMPANY................................   FLORIDA         -----
EXCEL MARKETING ENTERPRISES, INC........................................   FLORIDA         -----
PAXSON COMMUNICATIONS TELEVISION, INC...................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF ATLANTA-14, INC................................   FLORIDA          WPXA
PAXSON ATLANTA LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF BOSTON-60, INC.................................   FLORIDA          WPXB
PAXSON BOSTON LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF DALLAS-68, INC.................................   FLORIDA          KPXD
PAXSON DALLAS LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF NEW LONDON-26, INC.............................   FLORIDA          WHPX
PAXSON COMMUNICATIONS OF PHILADELPHIA-61, INC...........................   FLORIDA          WPPX
PAXSON PHILADELPHIA LICENSE, INC........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF MIAMI-35, INC..................................   FLORIDA          WPXM
PAXSON COMMUNICATIONS OF SAN JOSE-65, INC...............................   FLORIDA          KKPX
PAXSON SAN JOSE LICENSE, INC............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF TAMPA-66, INC..................................   FLORIDA          WXPX
PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC............................   FLORIDA          KPXN
PAXSON LOS ANGELES LICENSE, INC.........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC............................   FLORIDA          KPXM
PAXSON COMMUNICATIONS OF ST. LOUIS-13, INC..............................   FLORIDA          WPXS
PAXSON MINNEAPOLIS LICENSE, INC.........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF ORLANDO-56, INC................................   FLORIDA          WOPX
PAXSON COMMUNICATIONS OF HOUSTON-49, INC................................   FLORIDA          KPXB
PAXSON HOUSTON LICENSE, INC.............................................   FLORIDA         -----
INFOMALL TV NETWORK, INC................................................   DELAWARE        -----
PAXSON COMMUNICATIONS OF CLEVELAND-67, INC..............................   FLORIDA          WOAC
PAXSON COMMUNICATIONS OF WASHINGTON-60, INC.............................   FLORIDA          WWPX
PAXSON WASHINGTON LICENSE, INC..........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF PHOENIX-13, INC................................   FLORIDA          KBPX
PAXSON PHOENIX LICENSE, INC.............................................   FLORIDA         -----
INFOMALL LOS ANGELES, INC...............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF MILWAUKEE-55, INC..............................   FLORIDA          WPXE
PAXSON COMMUNICATIONS OF DENVER-59, INC.................................   FLORIDA          KPXC
PAXSON COMMUNICATIONS OF NEW YORK-43, INC...............................   FLORIDA          WIPX
PAXSON NEW YORK LICENSE, INC............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF AKRON-23, INC..................................   FLORIDA          WVPX
PAXSON AKRON LICENSE, INC...............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF DAYTON-26, INC.................................   FLORIDA          WDPX
PAXSON COMMUNICATIONS OF BATTLE CREEK-43, INC...........................   FLORIDA          WZPX
PAXSON COMMUNICATIONS OF ALBANY-55, INC.................................   FLORIDA          WYPX
PAXSON COMMUNICATIONS OF RALEIGH DURHAM-47, INC.........................   FLORIDA          WRPX
PAXSON DAYTON LICENSE, INC..............................................   FLORIDA         -----
PAXSON DENVER LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC.............................   FLORIDA          WPXQ
PAXSON COMMUNICATIONS OF GREENSBORO-16, INC.............................   FLORIDA          WGPX
PAXSON GREENSBORO LICENSE, INC..........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF TULSA-44, INC..................................   FLORIDA          KTPX
PAXSON SPORTS VENTURES COMPANY..........................................   FLORIDA         -----
PCC DIRECT, INC.........................................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF OKLAHOMA CITY-62, INC..........................   FLORIDA          KOPX
PAXSON ALBANY LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.............................   FLORIDA          KCMY
PAXSON SACRAMENTO LICENSE, INC..........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SEATTLE-33, INC................................   FLORIDA          KWPX
PAXSON SEATTLE LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SAN JUAN, INC..................................   FLORIDA          WJPX
                                                                                            WKPV
                                                                                            WJWN
PAXSON COMMUNICATIONS OF BOSTON-46, INC.................................   FLORIDA          WBPX
PAXSON COMMUNICATIONS OF PHOENIX-51, INC................................   FLORIDA          KPPX
PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC............................   FLORIDA          KQPX


                                                                          STATE OR
                                                                           OTHER
                                                                      JURISDICTION OF
                                                                       INCORPORATION/
NAME                                                                     FORMATION         D/B/A
----                                                                  ----------------     -----
PAXSON LITTLE ROCK LICENSE, INC.........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC.............................   FLORIDA          WPXH
PAXSON BIRMINGHAM LICENSE, INC..........................................   FLORIDA         -----
PAXSON SPORTS OF MIAMI, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SALT LAKE CITY-30, INC.........................   FLORIDA          KUWB
PAXSON SALT LAKE CITY LICENSE, INC......................................   FLORIDA         -----
PAXSON OKLAHOMA CITY LICENSE, INC.......................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF WASHINGTON-66, INC.............................   FLORIDA          WPXW
PAXSON COMMUNICATIONS OF SCRANTON-64, INC...............................   FLORIDA          WQPX
PAXSON SCRANTON LICENSE, INC............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF KANSAS CITY-50, INC............................   FLORIDA          KPXE
PAXSON KANSAS CITY LICENSE, INC.........................................   FLORIDA         -----
PAXSON MILWAUKEE LICENSE, INC...........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF HARTFORD-18, INC...............................   FLORIDA          WHCT
PAXSON COMMUNICATIONS OF PITTSBURGH-40, INC.............................   FLORIDA         -----
PAXSON COMMUNICATIONS OF DETROIT-31, INC................................   FLORIDA          WPXD
PAXSON DETROIT LICENSE, INC.............................................   FLORIDA         -----
PAXSON PITTSBURGH LICENSE, INC..........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF ROANOKE-38, INC................................   FLORIDA          WPXR
PAXSON ROANOKE LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF FRESNO-61, INC.................................   FLORIDA          KPXF
PAXSON FRESNO LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF NASHVILLE-28, INC..............................   FLORIDA          WNPX
PAXSON TENNESSEE LICENSE, INC...........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF CEDAR RAPIDS-48, INC...........................   FLORIDA          KPXR
PAXSON CEDAR RAPIDS LICENSE, INC........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF BUFFALO-51, INC................................   FLORIDA          WAQF
PAXSON BUFFALO LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF GREEN BAY-14, INC..............................   FLORIDA          WPXG
PAXSON GREEN BAY LICENSE, INC...........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF TUCSON-46, INC.................................   FLORIDA          KXGR
PAXSON TUCSON LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF NEW YORK-31, INC...............................   FLORIDA          WPXN
PAXSON MIAMI-35 LICENSE, INC............................................   FLORIDA         -----
PAXSON TAMPA-66 LICENSE, INC............................................   FLORIDA          WXPX
PAXSON COMMUNICATIONS OF HAWAII-66, INC.................................   FLORIDA          KPXO
PAXSON HAWAII LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF LOS ANGELES-63, INC............................   FLORIDA          KRPA
PAXSON COMMUNICATIONS OF ALBUQUERQUE-14, INC............................   FLORIDA       CHANNEL 14
PAXSON COMMUNICATIONS OF FAYETTEVILLE-62, INC...........................   FLORIDA          WFPX
PAXSON FAYETTEVILLE LICENSE, INC........................................   FLORIDA         -----
OCEAN STATE TELEVISION, L.L.C...........................................   DELAWARE         WPXQ
UNITED BROADCAST GROUP II, INC..........................................   TEXAS            KPXD
PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.............................   FLORIDA          WKRP
PAXSON CHARLESTON LICENSE, INC..........................................   FLORIDA         -----
JETSTAR DEVELOPMENT, INC................................................   FLORIDA         -----
PAX NET, INC............................................................   DELAWARE        -----
PAXSON TELEVISION PRODUCTIONS, INC......................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SYRACUSE-56, INC...............................   FLORIDA          WAUP
PAXSON SYRACUSE LICENSE, INC............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF DECATUR-23, INC................................   FLORIDA         -----
PAXSON DECATUR LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF MEMPHIS-50, INC................................   FLORIDA          WFBI
PAXSON COMMUNICATIONS OF KNOXVILLE-54, INC..............................   FLORIDA          WPXK
PAXSON COMMUNICATIONS OF NEW ORLEANS-49, INC............................   FLORIDA          WCCL
PAXSON COMMUNICATIONS OF PORTLAND-23, INC...............................   FLORIDA         -----
PAXSON ORLANDO LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF CHICAGO-38, INC................................   FLORIDA          WCFC
PAXSON CHICAGO LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF NORFOLK-49, INC................................   FLORIDA          WPXV
PAXSON ALBUQUERQUE LICENSE, INC.........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF DAVENPORT-67, INC..............................   FLORIDA         -----
PAXSON DAVENPORT LICENSE, INC...........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF DES MOINES-39, INC.............................   FLORIDA         -----

                                                                          STATE OR
                                                                           OTHER
                                                                      JURISDICTION OF
                                                                       INCORPORATION/
NAME                                                                      FORMATION        D/B/A
----                                                                  ----------------     -----
PAXSON DES MOINES LICENSE, INC..........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF GREENVILLE-38, INC.............................   FLORIDA          WEPX
PAXSON GREENVILLE LICENSE, INC..........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF JACKSON-51, INC................................   FLORIDA         -----
PAXSON JACKSON LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF MOBILE-61, INC.................................   FLORIDA         -----
PAXSON MOBILE LICENSE, INC..............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF ODESSA-30, INC.................................   FLORIDA         -----
PAXSON ODESSA LICENSE, INC..............................................   FLORIDA         -----
PAXSON PORTLAND LICENSE, INC............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SHREVEPORT-21, INC.............................   FLORIDA         -----
PAXSON SHREVEPORT LICENSE, INC..........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SPOKANE-34, INC................................   FLORIDA         -----
PAXSON SPOKANE LICENSE, INC.............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF ST. CROIX-15, INC..............................   FLORIDA         -----
PAXSON ST. CROIX LICENSE, INC...........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SPRINGFIELD-34, INC............................   FLORIDA         -----
PAXSON SPRINGFIELD LICENSE, INC.........................................   FLORIDA         -----
S & E NETWORK, INC...................................................... PUERTO RICO        WJPX
                                                                                            WKPV
                                                                                            WJWN
CHANNEL 56 OF ORLANDO, INC..............................................   FLORIDA          WOPX
TRAVEL CHANNEL ACQUISITION CORPORATION..................................   DELAWARE        -----
PAXSON COMMUNICATIONS OF WEST PALM BEACH-67, INC........................   FLORIDA          WPXP
PAXSON COMMUNICATIONS OF LEXINGTON-67, INC..............................   FLORIDA         -----
PAXSON LEXINGTON LICENSE, INC...........................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF PORTLAND-22, INC...............................   FLORIDA          KBSP
PAXSON SALEM LICENSE, INC...............................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF SAN ANTONIO-26, INC............................   FLORIDA         UVALDE
PAXSON COMMUNICATIONS OF FARGO-27, INC..................................   FLORIDA         -----
PAXSON TULSA LICENSE, INC...............................................   FLORIDA         -----
PAXSON KNOXVILLE LICENSE, INC...........................................   FLORIDA         -----
PAX NET TELEVISION PRODUCTIONS, INC.....................................   FLORIDA         -----
PAXSON COMMUNICATIONS OF WAUSAU-46, INC.................................   FLORIDA         -----
PAXSON WAUSAU LICENSE, INC..............................................   FLORIDA         -----
COCOLA MEDIA CORPORATION OF SAN FRANCISCO...............................  CALIFORNIA       -----
CHANNEL 44 OF TULSA, INC................................................   DELAWARE         KTPX
COCOLA MEDIA CORPORATION OF FLORIDA.....................................   DELAWARE         WPXP
PAXSON FARGO LICENSE, INC...............................................   FLORIDA         -----
PAXSON COMMUNICATIONS LICENSE COMPANY, LLC..............................   DELAWARE         WPXG
                                                                                            WPXR
                                                                                            WPXH
                                                                                            WFPX
                                                                                            KPXF
                                                                                           K09XA
                                                                                            WXPX
                                                                                            WPXM
                                                                                            WNPX
                                                                                            KPXR
                                                                                            WPXD
                                                                                           W48AV
                                                                                            WPXV
                                                                                            KWPX
                                                                                          KPXG-LP
                                                                                          KVPX-PX
                                                                                          WIPX-LP
                                                                                          WPXJ-LP
                                                                                          WCPX-LP

                                                                          STATE OR
                                                                           OTHER
                                                                      JURISDICTION OF
                                                                       INCORPORATION/
NAME                                                                     FORMATION         D/B/A
----                                                                  ----------------     -----
PAXSON COMMUNICATIONS L.P.T.V., INC.....................................   FLORIDA        WKOB-LP
                                                                                           W36AQ
                                                                                           W31AJ
                                                                                           W48AV
                                                                                           WSIT-LP
                                                                                           W54CN
                                                                                           W42AM
                                                                                           K07TV
                                                                                           K33DB
                                                                                           K67FE
                                                                                           W55CD
                                                                                           W66BA
                                                                                           W57CJ
                                                                                           W58BY
                                                                                           K54CQ
                                                                                          WNYA-LP
                                                                                           W31AU
                                                                                           W23BA

                                                                       ==========================


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